Income Taxes	6 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

7. Income Taxes

The entities within the Group file separate tax returns in the respective tax jurisdictions in which they operate.

British Virgin Islands (“BVI”)

Under the current laws of the BVI, the Group’s subsidiaries incorporated in BVI are not subject to tax on income or capital gains. Additionally, upon payments of dividends by these BVI companies to its respective shareholders, no BVI withholding tax will be imposed.

Hong Kong, PRC

Our subsidiary, HK 3e Network, is a Hong Kong entity subject to the two-tier profits tax rates system, which was introduced under the Inland Revenue (Amendment) (No.3) Ordinance 2018 (the “Ordinance”) of Hong Kong, and applies for a year of assessment commencing on or after 1 April 2018.

Under the two-tier profit tax rates regime, the profits tax rate for the first HKD 2 million of assessable profits of a corporation will be subject to the lowered tax rate of 8.25% while the remaining assessable profits will be subject to the tax rate of 16.5%.

In respect of dividends paid to HK 3e Network by Guangzhou 3e Network and Guangzhou Sanyi Network, under Hong Kong’s Foreign-sourced Income Exemption regime effective from 1 January 2023, income arising in or derived from a territory outside Hong Kong (such as dividends) received by a Hong Kong entity which is a multinational enterprise entity (“MNE entity”) carrying on business in Hong Kong may be regarded as specified foreign-sourced income which will be deemed to be sourced from Hong Kong and chargeable to profits tax, subject to certain exemptions. In addition, payments of dividends from our Hong Kong subsidiary to its shareholder(s) are not subject to any Hong Kong withholding tax.

Mainland, PRC

The Group’s PRC subsidiaries are governed by the income tax law of the PRC and are subject to the PRC enterprise income tax (“EIT”). The EIT rate of PRC is 25%, which applies to both domestic and foreign invested enterprises.

For the six months ended December 31, 2024 and 2023, the income tax rate of the Group’s PRC subsidiaries is 25%.

	For the six months ended December 31
	2024	2023
	US$	US$
Current tax expense	132,142	25,228
Deferred tax expense	65,626	91,275
Income tax expenses	197,768	116,503

A reconciliation of the income tax expense determined at the PRC statutory income tax rate to the Group’s actual income tax expense is as follows:

	For the six months ended December 31,
	2024	2023
	US$	US$
Income before income tax expense	1,267,095	800,896
PRC statutory income tax rate	25%	25%
Income tax at PRC statutory income tax rate	316,774	200,224
Difference due to preferential tax	(94,614)	(53,863)
Super deduction of qualified R&D expenditures	(37,446)	(29,859)
Non-deductible items	110	—
Utilization of tax loss carried forward	(61,887)	(91,275)
Realization of deferred tax assets	74,831	91,275
Income tax expense	197,768	116,503

The Group’s deferred tax assets at December 31, 2024 and June 30, 2024 were as follows:

	As of December 31, 2024	As of June 30, 2024
	US$	US$
Deferred tax assets	39,872	104,857
Less, valuation allowance	—	—
Deferred tax assets, net	39,872	104,857

Deferred tax assets represented net operating losses (NOLs) carryforward and accrued credit losses expense. Total NOLs carryforwards of the Group’s subsidiary in mainland China is RMB989,572 and RMB2,708,625 as of December 31, 2024 and June 30, 2024, respectively. As of December 31, 2024, nil NOL would expire by 2024 if not utilized. For the six months ended December 31, 2024 and 2023, deferred tax assets from accrued credit losses expense were RMB43,644 and nil, respectively.

For the six months ended December 31, 2024 and 2023, the Group did not have any material interest or penalties associated with tax positions. The Group did not have any significant unrecognized uncertain tax positions as of December 31, 2024 or June 30, 2024. The Group does not expect that its assessment regarding unrecognized tax positions will materially change over the next 12 months.